EXHIBIT 32.2

DIGIPATH, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Digipath, Inc. (the “Company”) on Form 10-K/A for the year ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Stone Douglass, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Stone Douglass
A. Stone Douglass
Date: January 18, 2024	Principal Financial Officer